United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 22, 2012

Integrated Healthcare Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-23511	87-0573331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 North Tustin Avenue, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 953-3503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations

The disclosure set forth below under Item 8.01 of this Report is incorporated under this Item 5.08 by reference.

Item 8.01. Other Events

The Board of Directors of Integrated Healthcare Holdings, Inc. (the “Company”) has set the date for the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) for September 10, 2012. The record date for determining stockholders entitled to vote at the Annual Meeting will be August 17, 2012, and the Company intends to mail its proxy materials for the Annual Meeting on August 20, 2012.

The Company is informing its stockholders of the following deadlines for receipt of stockholder director nominations and stockholder proposals:

1.	In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), the proposal must be received by the Corporate Secretary at the Company’s headquarters (located at 1301 North Tustin Avenue, Santa Ana, California 92705) by no later than July 30, 2012, which the Company considers to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting. In order to be considered, such proposal must also comply with all applicable requirements for stockholder proposals made pursuant to Rule 14a-8.

2.	In order for a stockholder director nomination or stockholder proposal to be brought at the Annual Meeting outside of Rule 14a-8 to be considered timely under the Company’s Bylaws, notice of the director nomination or stockholder proposal must be received by the Corporate Secretary at the Company’s headquarters by no later than July 6, 2012, which is 45 days prior to the mailing date of the Company’s proxy materials for the 2012 Annual Meeting. In order for either type of proposal to be considered under the Bylaws, such notice must also contain certain information that is specified in the Company’s Bylaws.

The Company considers July 30, 2012 to be a reasonable time before it begins the printing and mailing of its proxy materials for the Annual Meeting. Accordingly, (i) the Schedule 14N, if required, must be filed by that date with respect to any stockholder director nominees, and (ii) pursuant to Rule 14a-4(c) under the Exchange Act, the persons named in the proxies solicited on behalf of the Company for use at the Annual Meeting will have the right to exercise discretionary voting authority with respect to matters submitted for consideration at the Annual Meeting after that date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Date: June 22, 2012	By:	/s/ Steven R. Blake
Steven R. Blake
Chief Financial Officer

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